Restructuring	12 Months Ended
Dec. 31, 2014
Restructuring Cost and Reserve [Line Items]
Restructuring and Related Activities Disclosure [Text Block]
Restructuring
2014 Restructuring Activities
In 2014, in response to an uncertain economic outlook, the Company initiated significant restructuring programs with the intent to optimize its cost structure and bring manufacturing capacity in line with demand. The Company estimates that these restructuring cost activities will occur over the next 18 to 24 months. As of December 31, 2014, the total costs expected to be incurred on restructuring activities are estimated at $19, consisting primarily of workforce reduction costs.
The following table summarizes restructuring information:

Restructuring costs expected to be incurred	$19
Cumulative restructuring costs incurred through December 31, 2014	$13

Accrued liability at December 31, 2013	$—
Restructuring charges	13
Payments	(1)
Accrued liability at December 31, 2014	$12

Workforce reduction costs primarily relate to non-voluntary employee termination benefits and are accounted for under the guidance for nonretirement postemployment benefits or as exit and disposal costs, as applicable. During the year ended December 31, 2014 charges of $13 were recorded in “Business realignment costs” in the Consolidated Statements of Operations. At December 31, 2014, the Company had accrued $12 for restructuring liabilities in “Other current liabilities” in the Consolidated Balance Sheets.
The following table summarizes restructuring information by reporting segment:

	Epoxy, Phenolic and Coating Resins	Forest Products Resins	Corporate and Other	Total
Restructuring costs expected to be incurred	$14	$—	$5	$19
Cumulative restructuring costs incurred through December 31, 2014	$10	$—	$3	$13

Accrued liability at December 31, 2013	$—	$—	$—	$—
Restructuring charges	10	—	3	13
Payments	(1)	—	—	(1)
Accrued liability at December 31, 2014	$9	$—	$3	$12